SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                        NORTHWEST TELEPRODUCTIONS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Items 22(a)(2) of Schedule A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:






                       NORTHWEST TELEPRODUCTIONS, INC.


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                              SEPTEMBER 5, 1996


TO THE SHAREHOLDERS OF NORTHWEST TELEPRODUCTIONS, INC.:

       The 1995 Annual Meeting of Shareholders of Northwest Teleproductions, Inc. will be held at the offices of the Company, 4455 WEST 77TH STREET, Minneapolis, Minnesota, on Thursday, September 5, 1996, at 9:00 A.M., Minnesota time, for the following purposes:

       1.     To set the number of members of the Board of Directors at five
              (5).

       2.     To elect directors of the Company for the ensuing year.

       3. To approve a 120,000 share increase in the number of shares reserved for issuance under the Company's 1993 Stock Option Plan.

       4. To consider and act upon a proposal to approve the appointment of Deloitte & Touche LLP as independent auditors of the Company for the current fiscal year ending March 31, 1997.

       5. To take action upon any other business that may properly come before the Meeting or any adjournment thereof.

       Only shareholders of record shown on the books of the Company at the close of business on Friday, July 19, 1996, will be entitled to vote at the Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the Meeting.

       You are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your Proxy will help avoid further solicitation expense to the Company.

       This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.



                                        JAMES N. STEFFEN,
                                        Secretary

Dated: July 29, 1996
Minneapolis, Minnesota




                       NORTHWEST TELEPRODUCTIONS, INC.


                               PROXY STATEMENT
                                     FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 5, 1996



                                 INTRODUCTION

       Your Proxy is solicited by the Board of Directors of Northwest Teleproductions, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on September 5, 1996, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

       The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

       Any shareholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Meeting.

       Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

       The mailing address of the Company's principal executive office is 4455 West 77th Street, Minneapolis, Minnesota 55435. The Company expects that this Proxy Statement and the related Proxy and Notice of Annual Meeting will first be mailed to shareholders on or about July 29, 1996.


                     OUTSTANDING SHARES AND VOTING RIGHTS

       The Board of Directors of the Company has fixed July 19, 1996 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on July 19, 1996, 1,356,425 shares of the Company's Common Stock, par value $.01 per share, were issued and outstanding. Such $.01 par value Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock constitutes a quorum for the transaction of business.


                            PRINCIPAL SHAREHOLDERS

       The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of July 19, 1996:


                               AMOUNT AND
 NAME AND ADDRESS           NATURE OF SHARES       PERCENT OF
OF BENEFICIAL OWNER       BENEFICIALLY OWNED(1)      CLASS
- -------------------       ---------------------      -----
James H. Binger                 185,109              13.6%
80 South Eighth St.
Minneapolis, Minnesota


(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares. The share amounts are based upon information set forth in the shareholder's latest filing with the Company or the Securities and Exchange Commission, as updated by any subsequent information voluntarily provided to the Company by the shareholder.


                           MANAGEMENT SHAREHOLDINGS

       The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of July 19, 1996, by each executive officer of the Company named in the Summary Compensation Table, by each of the Company's current directors and by all of such directors and executive officers (including the named individuals) as a group.

     NAME OF DIRECTOR OR                  NUMBER OF SHARES        PERCENT OF
     OFFICER OR IDENTITY OF GROUP        BENEFICIALLY OWNED(1)      CLASS
     ----------------------------        ---------------------    ----------

     James S. Fish                            12,000(2)               *

     C. Dale Haworth                               0                  *

     Ronald V. Kelly                             500                  *

     John G. Lindell                          56,937(2)(3)          4.2%

     Smith L. McClure                          7,750(4)               *

     Robert C. Mitchell                       67,753(5)             5.0%

     Gerald W. Simonson                       28,160(2)             2.1%

     James N. Steffen                          8,125                  *

     Directors and Executive Officers
       as a group (8 persons)                181,225(6)            13.3%

*Less than 1%


(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares. Does not include shares purchasable upon exercise of certain Warrants to be granted by the Company. See "Election of Directors -- Certain Transactions."

(2) Includes 2,000 shares which may be purchased upon exercise of currently exercisable options.

(3) Mr. Lindell has sole voting and sole investment power over 24,012 shares owned directly by him and shares voting and investment power with his wife over 10,925 shares.

(4) Mr. McClure has sole voting and investment power over 1,000 shares held by him as custodian for his daughters and shares voting and investment power with his wife over 6,750 shares.

(5) Mr. Mitchell's total includes 35,307 shares owned by Mr. Mitchell's wife. Mr. Mitchell may be deemed to share voting and investment power over such shares with his wife.

(6) Includes 6,000 shares which may be purchased upon exercise of currently exercisable options.


                              ELECTION OF DIRECTORS

                              (PROPOSALS #1 AND #2)

GENERAL INFORMATION

       The Bylaws of the Company provide that the number of directors shall not be less than the minimum required by law and that in accordance with such requirement the number of directors to be elected for the ensuing year shall be determined by the shareholders at each annual meeting. The Board of Directors recommends that the number of directors be set at five. Under applicable Minnesota law, approval of the proposal to set the number of directors at five, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

       In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

       The following table provides certain information with respect to the nominees for director.

                                 CURRENT
                               POSITION(S)                                                                  DIRECTOR
NAME OF NOMINEE        AGE     WITH COMPANY         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS           SINCE
- ---------------        ---     ------------   -----------------------------------------------------------   --------
James S. Fish          80       Director      Sole owner of Ad-Ventures in Wayzata (a private marketing       1979
                                              communications consulting firm) from June, 1979 to present;
                                              Dean Emeritus of Graduate Programs in Business
                                              Communications at the University of St. Thomas in St. Paul,
                                              Minnesota from December, 1983 to June, 1987.

C. Dale Haworth        63       Director      Retired; Chief Executive Officer from 1970 to 1995 of Haworth   1996
                                              Group, Inc. (a media buying service); Marketing Advertising
                                              Executive with General Mills from 1954 to 1970.

Ronald V. Kelly        60       Director      Senior Vice President of Pentair, Inc. (a diversified           1996
                                              industrial manufacturer) since September 1992; Vice President and Specialty Products Group President at Pentair from March,
                                              1989 to September, 1992.

John G. Lindell        64       Director      Chairman of the Board effective February 5, 1996 and interim    1970
                                              President of the Company effective April 1, 1996. Prior
                                              to his retirement, President (from January, 1981 to December,
                                              1985) and Chief Operating Officer (from November, 1979
                                              to December, 1985) of RayGo, Inc. (a heavy equipment
                                              manufacturer).

Gerald W. Simonson     66       Director      Venture capital investor since June, 1978; President and        1976
                                              Chief Executive Officer of Unisource Corporation (general
                                              partner of real estate limited partnerships and manufacturer of computer accessories) since January, 1980; Chief
                                              Executive Officer of Omnetics Connector Corporation
                                              (manufacturer of microminiature connectors) since
                                              March, 1991. Also currently a director of the following
                                              companies required to report under the Securities Exchange
                                              Act of 1934: Medtronic, Inc. and Winthrop Resources
                                              Corporation.


COMMITTEE AND BOARD MEETINGS

       The Company's Board of Directors has an Audit Committee which reviews with the Company's independent auditors the annual financial statements and the results of the annual audit. The Audit Committee also is used to review potential conflict of interest situations involving related party transactions. The Audit Committee's members are Mr. Fish, Mr. Haworth, Mr. Lindell and Mr. Simonson. The Audit Committee met twice during fiscal 1996.

       The Board also has a Compensation Committee currently consisting of all Board members. The Committee reviews and recommends the compensation to be paid to the Company's officers. During fiscal 1996, the Compensation Committee met once. The Board does not have a nominating committee.

       The Company's Board of Directors held nine meetings during fiscal 1996. Each incumbent director attended seventy-five percent or more of the total number of meetings of the Board and of Committee(s) of which he or she was a member.


DIRECTORS FEES

       Each director who is not an employee of the Company receives $200 for each Board of Directors or Committee meeting attended by him or her, with an annual maximum of $2,000, and annual fees of $4,000 payable at a rate of $1,000 for each fiscal quarter during which he or she serves as a director. In addition, in September 1995, Messrs. Fish, Lindell and Simonson, the nonemployee directors serving at that time, each received a three-year nonqualified option to purchase 2,000 shares of the Company's Common Stock at an exercise price of $3 per share.


CERTAIN TRANSACTIONS

       In order to facilitate restructure of the Company's bank line and to provide funding for operations, in July 1996 the Board authorized the issuance of $412,500 of 10.5% Subordinated Notes with a Warrant to each investor to purchase, at $2.50 per share, a number of shares of Common Stock of the Company equal to the principal amount of such investor's Note divided by the Warrant exercise price. The directors of the Company have agreed to purchase these Notes prior to July 31, 1996. The shares purchasable upon exercise of such Warrants to be granted by the Company have not been included in the Management Shareholdings table on page 3.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's former President (who served as chief executive officer) and to each other executive officer whose total salary and bonus for fiscal 1996 exceeded $100,000:

                                         ANNUAL COMPENSATION                        LONG TERM COMPENSATION
                                -----------------------------------  -------------------------------------------------
                                                                               AWARDS          PAYOUTS
                                                                     -----------------------   -------
                                                                      RESTRICTED
                                                                        STOCK                   LTIP       ALL OTHER
      NAME AND        FISCAL    SALARY(1)     BONSUS                    AWARDS      OPTIONS    PAYOUTS    COMPENSATION
PRINCIPAL POSITION     YEAR        ($)         ($)         OTHER         ($)       /SARS (#)     ($)         ($)(2)
- ------------------    ------    ---------    -------     ----------  -----------   ---------   -------    ------------
Robert C. Mitchell    1996      $172,000           0           0         None         None       None        $3,750
Former President      1995       172,000           0           0         None         None       None         3,267
                      1994       134,000     $21,157     $30,000(3)      None         None       None         3,150

Smith L. McClure,     1996       113,300           0           0         None         None       None         2,692
Vice Predident        1995       100,000           0           0         None         None       None         2,500
                      1994        91,700       2,501           0         None         None       None         2,292

James N. Steffen      1996       113,700           0           0         None         None       None           212
Vice President        1995       110,000      10,759           0         None         None       None         2,729
                      1994       107,000           0           0         None         None       None         2,670



(1) Amounts under "Salary" also include the executive's salary deferral contributions to the Company's 401(k) profit sharing plan.

(2) Amounts reflect Company contributions to the Company's 401(k) profit sharing plan.

(3) Amount represents directors fees for serving as sole director of the Company's subsidiaries.


STOCK OPTIONS

       No stock options were granted to or exercised by the Company's executive officers named above during the 1996 fiscal year or were held by such executive officers at the end of fiscal 1996.


EMPLOYMENT CONTRACT

       Prior to his resignation as of April 1, 1996, Mr. Mitchell had an employment agreement with the Company providing for an annual base salary ($172,000 at the time of his resignation) and bonuses and a term ending May 3, 1998. Pursuant to the terms of such agreement and of a separation agreement entered into at the time of Mr. Mitchell's resignation, the Company will continue paying Mr. Mitchell's base salary until May 3, 1998 assuming compliance by Mr. Mitchell with certain non-compete provisions. Mr. Mitchell has agreed, during the term of such salary continuation, to provide consulting services to the Company for no additional compensation.


                   APPROVAL OF INCREASE IN SHARES RESERVED
                         UNDER 1993 STOCK OPTION PLAN

                                (PROPOSAL #3)


GENERAL

       The Board of Directors has adopted, subject to shareholder approval, an increase in the number of shares of Common Stock reserved for issuance under the Company's 1993 Stock Option Plan (the "Plan") from 80,000 to 200,000 shares.

       A general description of the basic features of the Plan follows, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company's Corporate Secretary.


DESCRIPTION OF 1993 STOCK OPTION PLAN

       PURPOSE. The Company adopted the Plan to promote the success of the Company by affording officers, directors, key employees and other selected individuals the opportunity to obtain a proprietary interest in the growth and performance of the Company. All officers, directors and key employees of the Company or its subsidiaries, as well as consultants, advisors or other persons performing services for the Company, are eligible to receive options under the Plan. As of the date hereof, the Company has approximately 130 officers, directors, employees and consultants or advisors.

       TERM. Incentive stock options may be granted under the Plan for ten years from the date the Plan was adopted by the Board. Nonqualified stock options may be granted under the Plan until the Plan is discontinued or terminated by the Board.

       ADMINISTRATION. The Plan may be administered by either the Board or by the Compensation Committee appointed by the Board, which Committee shall consist of at least two directors who are not employees of the Company and who are "disinterested" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The Board (or the Compensation Committee) has broad powers to administer and interpret the Plan, including the authority: (i) to establish rules for the administration of the Plan; (ii) to select the individuals eligible to receive options under the Plan; (iii) to determine the type of option to be granted and the number of shares covered by such options; (iv) to set the terms and conditions of such options (which may vary from optionee to optionee); and (v) to determine under what circumstances options may be cancelled or suspended. All determinations and interpretations of the Board (or the Compensation Committee) will be binding on all interested parties.

       The maximum number of shares of Common Stock reserved for issuance under the Plan, the number of shares that may be issued pursuant to each outstanding option and the exercise price per share may be equitably adjusted by the Board of Directors upon the occurrence of stock dividends, stock splits or other recapitalizations, or because of mergers, consolidations, reorganizations, or similar transactions in which the Company receives no consideration. The Board of Directors may also provide for the protection of optionees in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction after which the Company is not the surviving corporation.

       OPTIONS. Options granted under the Plan may be either "incentive stock options" within the meaning of I.R.C. Section 422, or "nonqualified" stock options that do not qualify for special tax treatment under I.R.C. Section 422 or similar provisions. Under current tax law, no incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the underlying Common Stock on the date the incentive stock option is granted. For nonqualified stock options, the option price ordinarily will also be the fair market value of a share of the underlying Common Stock on the date the nonqualified stock option is granted. The option exercise price generally may be paid in cash, by certified check or by delivering shares of Common Stock of the Company, valued at fair market value as of the date of exercise, unless the Board (or the Compensation Committee) restricts the forms of payment available to the optionee. The closing price of the Company's Common Stock was $1.375 on July 19, 1996.

       The term during which the option may be granted and whether the option will be exercisable immediately, in stages or otherwise will be set by the Board (or the Compensation Committee) when the option is granted, but in no event will the term of an incentive stock option exceed ten years. The Board (or the Compensation Committee) may, in its discretion, modify or impose additional restrictions on the term or exercisability of an option and may determine the effect that an optionee's termination of employment with the Company or a subsidiary may have on the exercisability of such option.

       The Board (or the Compensation Committee) may impose additional or alternative conditions and restrictions on incentive or nonqualified stock options granted pursuant to the Plan; however, each incentive stock option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Code. Following a "change of control termination," as described below, all options granted under the Plan will become immediately exercisable and any conditions restricting the exercisability of the options shall be deemed satisfied. Options may not be transferred by the optionee except by will or by the laws of descent and distribution.

       CHANGE OF CONTROL PROVISIONS. Following a "change of control termination" all options granted under the Plan will become immediately exercisable. For purposes of these provisions, a "change of control termination" refers to either of the following if it occurs within two years of a "change of control" of the
Company: (i) termination of the individual's employment by the Company for reasons other than a willful failure to perform his or her employment duties or conduct constituting a felony involving moral turpitude or (ii) the individual terminates employment with the Company for "good reason." "Good reason" is generally defined as an adverse change in the individual's responsibilities, authority, compensation or working conditions, or a material breach of an employment agreement by the Company. "Change of control" is defined as: (i) a merger or consolidation involving the Company if less than 50% of the Company's voting stock after the business combination is held by persons who were stockholders before the business combination; (ii) a sale of the assets of the Company substantially as an entirety; (iii) ownership by a person or group of a least 20% of the Company's voting securities; (iv) approval by the stockholders of a plan for the liquidation of the Company; and (v) certain changes in the composition of the Company's Board of Directors.

       AMENDMENT. The Board (or the Compensation Committee) may terminate or amend the Plan at any time prior to a "change of control," except that the terms of option agreements then outstanding may not be adversely affected without the consent of the individual. After a change of control, neither the Board of Directors nor the Compensation Committee may terminate or amend the Plan to deny participants the change of control benefits stated in the Plan. Neither the Board nor the Compensation Committee may amend the Plan without the approval of the Company's stockholders if the amendment would materially increase the total number of shares of Common Stock available for issuance under the Plan, materially increase the benefits accruing to any individual or materially modify the requirements as to eligibility for participation in the Plan.

       FEDERAL INCOME TAX MATTERS. "Nonqualified" stock options granted under the Plan are not intended to and do not qualify for the favorable tax treatment available to "incentive" stock options and certain other stock plans under I.R.C. Section 422. Generally, no tax results upon the grant of a nonqualified stock option under the Plan. However, in the year that a nonqualified stock option is exercised, the optionee must recognize compensation taxable as ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company normally will receive a deduction equal to the amount of compensation the optionee is required to recognize as ordinary income if the Company complies with any applicable federal income tax withholding requirements.

       "Incentive" stock options granted under the Plan are intended to qualify for favorable tax treatment under I.R.C. Section 422. Under Section 422, an optionee realizes no taxable income when the option is granted. Further, the optionee generally will not realize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

       PLAN BENEFITS. The table below shows the total number of stock options that have been received by the following individuals and groups under the Plan as of July 19, 1996:


                                                               TOTAL NUMBER OF
NAME AND POSITION/GROUP                                        OPTIONS RECEIVED
                                                               ----------------
Robert C. Mitchell, former President.........................           0
Smith L. McClure, Vice President.............................           0
James N. Steffen, Vice President.............................           0
Current Executive Officer Group (3 persons)..................       2,000
Current Non-executive Officer Director Group (3 persons).....       4,000
Current Non-executive Officer Employee Group (122 persons)...           0


VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES RESERVED UNDER THE NORTHWEST TELEPRODUCTIONS, INC. 1993 STOCK OPTION PLAN. Approval of such increase requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Meeting.


                      APPROVAL OF SELECTION OF AUDITORS

                               (PROPOSAL #3)


       The Board of Directors of the Company, upon recommendation of its Audit Committee, has selected Deloitte & Touche LLP as independent auditors of the Company for the current fiscal year ending March 31, 1997. Deloitte & Touche LLP has acted as independent auditors for the Company since 1976. The Board of Directors desires that the selection of such auditors for the current 1997 fiscal year be submitted to the shareholders for approval. If the selection is not approved, the Board of Directors will reconsider its decision.

       A representative of Deloitte & Touche LLP is expected to be present at the 1996 Annual Meeting and will be given an opportunity to make a statement if so desired. Such representative is also expected to be available to respond to appropriate questions at the Meeting.


         COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

       To the company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended March 31, 1996, all Section 16(a) filing requirements applicable to Insiders were complied with except that Messrs. James S. Fish, John G. Lindell and Gerald W. Simonson were each late filing a form to report the grant of a stock option.


                                OTHER BUSINESS

       The Board of Directors knows of no other matters to be presented at the 1996 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


                             SHAREHOLDER PROPOSALS

       Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1997 annual meeting must be received by the Company by March 20, 1997 to be includable in the Company's proxy statement and related proxy for the 1997 annual meeting.


                                ANNUAL REPORT

       A copy of the Company's Annual Report to Shareholders for the fiscal year ended March 31, 1996, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such Report is incorporated herein or is to be considered proxy soliciting material.

       THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1996 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CORPORATE SECRETARY, NORTHWEST TELEPRODUCTIONS, INC., 4455 WEST 77TH STREET, MINNEAPOLIS, MINNESOTA 55435.


Dated: July 29, 1996
Minneapolis, Minnesota



                       NORTHWEST TELEPRODUCTIONS, INC.
                                    PROXY
     FOR 1996 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 5, 1996


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints JOHN G. LINDELL and JAMES N. STEFFEN, and each of them, with full power of substitution, his or her Proxies to represent and vote, AS DESIGNATED BELOW, all shares of Northwest Teleproductions, Inc. registered in the name of the undersigned, at the Company's 1996 Annual Meeting of Shareholders and at any adjournments thereof, and the undersigned hereby revokes all proxies previously given with respect to the Meeting.

1.     Set the NUMBER OF DIRECTORS at five. . .

       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


2. ELECTION OF DIRECTORS. Nominees: James Fish, Dale Haworth, Ronald Kelly, John Lindell, Gerald Simonson

       [ ] FOR ALL nominees listed above     [ ] WITHHOLD AUTHORITY to vote for
           (except those whose names have        ALL nominees listed above.
           been written on the line below).

(To WITHHOLD authority to vote for any individual nominee write that nominee's name on the line below.)

- -------------------------------------------------------------------------------
                      (continued and to be signed and dated on the reverse side)


(continued from other side)

3. Approve 120,000 share increase in shares reserved for 1993 Stock Option Plan. . .

       [ ] FOR [ ] AGAINST [ ] ABSTAIN


4. Approve the appointment of Deloitte & Touche LLP as INDEPENDENT AUDITORS for the current fiscal year. . .

       [ ] FOR [ ] AGAINST [ ] ABSTAIN


5.     OTHER MATTERS. In their discretion, the appointed Proxies are. . .

       [ ] AUTHORIZED     [ ] NOT AUTHORIZED. . .

       to vote upon such other business as may properly come before the Meeting.


                                             THIS PROXY WHEN PROPERLY EXECUTED
                                             WILL BE VOTED AS DIRECTED OR, IF NO
                                             DIRECTION IS GIVEN FOR A PARTICULAR
                                             PROPOSAL, WILL BE VOTED FOR SUCH
                                             PROPOSAL AND, IN THE CASE OF
                                             PROPOSAL #5, WILL BE DEEMED TO
                                             GRANT AUTHORITY UNDER PROPOSAL #5.


                                             Dated: _____________________, 1996

                                             __________________________________

                                             __________________________________

                                             (PLEASE DATE AND SIGN name(s)
                                             exactly as shown on your stock
                                             certificate. Executors,
                                             administrators, trustees,
                                             guardians, etc., should indicate
                                             capacity when signing. FOR STOCK
                                             HELD IN JOINT TENANCY, EACH JOINT
                                             OWNER SHOULD SIGN.)